SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                             June 1, 1994
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          (Date of Report [Date of earliest event reported])



                COMPUTER ASSOCIATES INTERNATIONAL, INC.
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        (Exact name of registrant as specified in its charter)




             Delaware          0-10180          13-2857434
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          (State or other   (Commission      (I.R.S. Employer
           jurisdiction of   File Number)     Identification No.)
            incorporation)


     1 Computer Associates Plaza, Islandia, New York      11788
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        (Address of principal executive office)        (Zip Code)

                           (516) 342-5224
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            (Registrant's telephone, including area code)

                           Not Applicable
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      (Former name or former address, if changed since last report)

Item 5   Other Events.
         -------------

           The Registrant and certain of its officers were defendants in a consolidated class action complaint brought on July 12, 1990 in the U.S. District Court for the Eastern District of New York (Civil Action No. CV-90-2398 (JBW)) alleging that a class consisting of all persons who purchased the Registrant's stock during a period prior to July 12, 1990, the day the Registrant's stock price fell following the announcement of preliminary results for the first quarter of fiscal 1991, were harmed by misleading statements and representations regarding the Registrant's future financial performance.

           On June 1, 1994, the Registrant announced that a jury verdict was returned in favor of the Registrant and its officers on all counts.








                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

             Computer Associates International, Inc.
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                         (Registrant)




              By:      /s/ Peter Schwartz
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                           Peter Schwartz
                      Senior Vice President and
                       Chief Financial Officer

Date: June 10, 1994